UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APX ACQUISITION CORP. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 5, 2023 (December 1, 2023)

APX ACQUISITION CORP. I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

714 Westview Avenue Nashville, TN	37205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 465-5882

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	APXIU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	APXI	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A ordinary share for $11.50 per share	APXIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, APx Acquisition Corp. I (the “Company”) has called an extraordinary general meeting of shareholders of the Company to be held at 10:00 a.m. Eastern Time on December 8, 2023 (the “Extraordinary Meeting”) for the sole purpose of considering and voting on, among other proposals, (i) a proposal to approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles Amendment”) to extend the date by which the Company has to consummate an initial business combination (the “Extension”) up to twelve (12) times for an additional one (1) month each time from December 9, 2023 (the “Termination Date”) to December 9, 2024 (such date, the “Extension Date”, and such proposal, the “Articles Extension Proposal”) and (ii) a proposal to amend the Investment Management Trust Agreement, dated as of December 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to provide for the Extension to the Extension Date pursuant to the Articles Amendment (the “Trust Extension Proposal”). Each such proposal is described in more detail in the definitive proxy statement related to the Extraordinary Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 29, 2023 (the “Definitive Proxy Statement”).

The Company expects that the proceeds held in the trust account will continue to be invested in United States government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, as determined by the Company, or in an interest bearing demand deposit account, until the earlier of: (i) the completion of the Company’s initial business combination, and (ii) the liquidation, and distribution of the proceeds from, the trust account.

On December 1, 2023, the Company issued a press release announcing that it had entered into a entered into a non-binding letter of intent for a proposed business combination (the “Business Combination”). The Company expects to announce additional details regarding the Business Combination, when a definitive business combination agreement is executed.

A copy of the accompanying press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the approval of certain shareholder proposals at the Extraordinary Meeting, the implementation of the Extension. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Definitive Proxy Statement, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The Definitive Proxy Statement has been mailed to the Company’s shareholders of record as of the record date for the Extraordinary Meeting. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Extraordinary Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909; Telephone—Toll Free: (866) 894-0536; Email: ksmith@advantageproxy.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Extraordinary Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Company’s most recent Annual Report on Form 10-K filed with the SEC. Additional information regarding participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2023

APX ACQUISITION CORP. I

By:	/s/ Kyle Bransfield
Name: Kyle Bransfield
Title: Chief Executive Officer

Exhibit 99.1

APX Acquisition Corp. I & Bioceres Group Announce Letter of Intent for a Business Combination with a Precision Medicine Diagnostic and Wellness Services Company

NASHVILLE – (December 1, 2023) — APX Acquisition Corp. I (NASDAQ: APXI) (“Company”), a publicly traded special purpose acquisition company, announced today that it has signed a non-binding letter of intent (“LOI”) for a proposed business combination (the “Business Combination”) with a precision medicine company that offers genomic diagnostic tests in clinical genomics, oncology, human microbiome and reproductive genomics, as well as a digital nutrition-based DNA and gut microbiome wellness service that promotes wellbeing and prevents disease (“Target”), that would result in a public listing of the combined company upon completion of the proposed Business Combination. The Target is focused on the Spanish speaking global population through its diagnostic and wellness business divisions, providing both health practitioners and consumers with genomic data-driven insights with the purpose of improving people’s quality of life, positively impacting their whole life arc. The Target extracts blood, tissue, saliva and/or microbiome samples, and analyzes and processes the biological data through a wholly owned laboratory that possess next generation sequencing technology and provides support through expert analysis via either medical geneticists or nutrigenetic certified nutritionists.

The Company expects to announce additional details regarding the Business Combination when a definitive business combination agreement is executed.

About APX Acquisition Corp. I

The Company is a special purpose acquisition company, led by serial SPAC sponsor, Kyle Bransfield, formed for the purpose of effecting a business combination with one or more businesses or entities. While the Company may pursue an initial business combination in any industry, The Company intends to focus its search on companies in Spanish-speaking Latin American countries or companies outside of Latin America that provide goods and services to Spanish-speaking markets.

About Bioceres Group

Bioceres Group is an advanced life sciences platform, dedicated to the preservation of the planet and improvement of human life. The Group promotes and develops disruptive technologies that are strongly aligned with sustainability and human wellbeing goals, across four verticals: carbon neutrality, biomaterials, functional foods, and health and wellness.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by applicable law.

Contacts:

APx Acquisition Corp. I:

Kyle Bransfield

Chief Executive Officer

kyle.bransfield@unionacquisitiongroup.com

Bioceres Group:

Gabino Rebaglati

Gabion.rebagliati@bioceresgroup.com

Brenda Hirigoyen

bhirigoyen@biocerescrops.com